UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549
__________________

FORM 8-K
__________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 18, 2018
__________________

Bryn Mawr Bank Corporation
(Exact Name of Registrant as specified in its charter)

__________________

Pennsylvania	001-35746	23-2434506
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

801 Lancaster Avenue, Bryn Mawr, PA   19010

Registrant's telephone number, including area code: 610-525-1700

None
(Former name or former address, if changed since last report)

__________________

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02 Results of Operations and Financial Condition.

On October 18, 2018, Bryn Mawr Bank Corporation (the “Corporation”), the parent of The Bryn Mawr Trust Company, issued a Press Release announcing the results of operations for the quarter ended September 30, 2018. The Press Release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

The information furnished in this Item 2.02, including Exhibit 99.1 attached hereto and incorporated by reference herein, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, such information, including such Exhibit, shall not be deemed incorporated by reference into any of the Corporation’s reports or filings with the Securities and Exchange Commission, whether made before or after the date hereof, except as expressly set forth by specific reference in such report or filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibit 99.1 – Press Release announcing the results of operations for the quarter ended September 30, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BRYN MAWR BANK CORPORATION

By:	/s/ Michael W. Harrington
Michael W. Harrington
Chief Financial Officer

Date:     October 18, 2018

EXHIBIT INDEX

Exhibit 99.1	Press Release announcing the results of operations for the quarter ended September 30, 2018